UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 11, 2016 (January 7, 2016)

HELIUS MEDICAL TECHNOLOGIES, INC.
(Exact Name of Registrant as Specified in Charter)

Wyoming	000-55364	36-4787690
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

Suite 400, 41 University Drive
Newtown, Pennsylvania	18940
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (215) 809-2018

____________________________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

(a) On January 7, 2016, the Audit Committee of the Board of Directors (the “Audit Committee”) of Helius Medical Technologies, Inc. (the “Company”), after considering the recommendations of management, concluded that the Company’s consolidated financial statements as of and for the twelve months ended March 31, 2015 and the quarters therein and its interim condensed consolidated financial statements for the three months ended June 30, 2015 and the three months and six months ended September 30, 2015 (collectively, the “Non-Reliance Periods”), as reported in the Company’s Annual Report on Form 10-K filed on June 29, 2015 and Quarterly Reports on Forms 10-Q filed on August 14, 2015 and November 16, 2015, should not be relied upon because of errors identified therein. Accordingly, investors, analysts and other persons should not rely upon the Company’s previously released financial statements and other financial data for the Non-Reliance Periods or any press releases, investor presentations or other communications that relate to that information.

The Audit Committee determined the fair value of the Company’s unvested share based compensation for non-employee consultants should have been re-measured at the respective fair values until the services have been completed or once the options have vested. Under the terms of the Company’s stock option awards to non-employees, there were no performance disincentives. As a result the Company is required to re-measure its non-employee awards until they have vested.

The Audit Committee and the Company’s executive management have discussed the matters disclosed in this filing pursuant to Item 4.02(a) with the Company’s independent registered accounting firm, BDO Canada LLP (the “Auditor”). The Auditor agrees with the conclusion that the financial statements for the Non-Reliance Periods should no longer be relied upon.

The Company anticipates that it will file restated financial statements covering the Non-Reliance Periods on or about January 11, 2016. Management is also evaluating the Company’s disclosure controls and procedures and internal controls over financial reporting and will provide final evaluations in the amended filings.

While the Company is continuing to perform a detailed review of its previously reported financial information, the Company currently anticipates that the effect on each of its financial statements for the Non-Reliance Periods will be material but will be a non-cash item on the Company’s financial statements and will not affect the Company’s cash position, the extent of any potential dilution to the Company’s stockholders or any future cash flows of the Company.

On January 11, 2016, the Company issued a press release announcing the information discussed in this Item 4.02. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit	Description
Number

99.1	Press release, dated January 11, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HELIUS MEDICAL TECHNOLOGIES, INC.
Date: January 11, 2016
	By:	/s/ Joyce LaViscount
	Name:	Joyce LaViscount
	Title:	Chief Financial Officer

Exhibit Index

Exhibit Number	Description

99.1	Press release, dated January 11, 2016.